SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2006

OMNICOMM SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50839	11-3349762
(Commission File Number)	(IRS Employer Identification No.)

2101 W. Commercial Blvd. Suite 4000, Ft. Lauderdale, FL	33331
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 473-1254

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 21, 2006, Charles E. Leonard resigned as a member of the Board of Directors of OmniComm Systems, Inc. (the “Company”), as well as the Company’s Audit Committee. The resignation was effective on July 21, 2005. Mr. Leonard’s resignation is not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On July 21, 2006, the Company announced the appointment of Simon Kooyman to its Board of Directors. Mr. Kooyman will serve on the Company’s Audit Committee.

Item 7.01 Regulation FD Disclosure.

On July 24, 2006, OmniComm System, Inc issued a press release announcing Mr. Leonard’s resignation from the Board. A copy of this press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued by OmniComm Systems on July 24, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniComm Systems, Inc.

July 24, 2006	By:	/s/ Ronald T. Linares
Ronald T. Linares
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by OmniComm Systems, Inc. on July 24, 2006

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